INTREPID CAPITAL MANAGEMENT FUNDS TRUST

Supplement dated November 14, 2018 to the
Prospectus dated January 31, 2018, as supplemented

INTREPID SELECT FUND
Investor Class Shares: ICMTX
Institutional Class Shares: (Not available for sale)

We are pleased to announce that on November 13, 2018, the Board of Trustees (the "Board") of Intrepid Capital Management Funds Trust (the "Trust") approved: (1) a plan of reorganization pursuant to which the Intrepid Select Fund (the "Select Fund") will be reorganized into the Intrepid Disciplined Value Fund (the "Disciplined Value Fund") (each, a "Fund," and together, the "Funds"); and (2) the subsequent liquidation and dissolution of the Select Fund, effective on or about January 25, 2019. The reorganization, which is expected to be tax free to the shareholders of the Select Fund and is subject to customary closing conditions, will be effected by transferring of all of the assets and liabilities of the Select Fund to the Disciplined Value Fund in exchange for shares of the Disciplined Value Fund, with the shares being distributed pro rata by the Select Fund to its shareholders. The Select Fund will then be liquidated and dissolved. The Reorganization is expected to occur on or about January 25, 2019. In accordance with applicable regulatory requirements, shareholder approval is not required for the reorganization, and shareholders are not being asked to approve the reorganization.

The Select Fund's portfolio managers will continue to manage the Select Fund in the ordinary course. The co-lead portfolio managers for the Select Fund are Mark F. Travis and Clay Kirkland, CFA. Mr. Kirkland serves as portfolio manager for the Disciplined Value Fund, and Mr. Travis is a member of the investment team for the Disciplined Value Fund. The Select Fund and the Disciplined Value Fund have the same investment objective of seeking long-term capital appreciation, the same investment policies with the exception of each Fund's diversification status, and similar, but not identical, investment strategies.

Existing shareholders may redeem or exchange shares of the Select Fund in the ordinary course until the last business day before the closing of the reorganization, January 24, 2019. The Select Fund will be closed to new purchases as of the close of business on Thursday, January 17, 2019.

The Funds will file an information statement and prospectus as part of a Registration Statement on Form N-14 with the Securities and Exchange Commission in connection with the reorganization. The information statement and prospectus will be sent to shareholders of the Select Fund. Shareholders are urged to read the information statement and prospectus because it will contain important information about the reorganization, including the Board's reasons for approving the reorganization. The information statement and prospectus may be obtained free of charge from the SEC's website at www.sec.gov or by calling 1-866-996-3863.

Please keep this Supplement with your Prospectus